UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE CHARLES SCHWAB FAMILY OF FUNDS

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW YORK AMT TAX-FREE MONEY FUND

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Schwab New York AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You may also vote over the Internet or by telephone as described in the Proxy Statement.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW YORK AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

January 16, 2015

Dear Shareholder,

A special meeting of shareholders of Schwab New York AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105.

If you were a shareholder of record as of the close of business on December 29, 2014, you are entitled to vote at the Meeting and any adjournment(s) and postponement(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card(s), like the one enclosed. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or over the Internet as described on the enclosed proxy card(s).

The enclosed Proxy Statement is designed to give you detailed information relating to the proposals on which you are asked to vote. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The Board of Trustees of the Trust (the “Board”) recently approved proposals to change the Fund’s name, fundamental investment objective, and principal investment strategies. In connection therewith, the Board is seeking shareholder approval of the following proposals, as described in the attached Proxy Statement:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. We encourage you to support the Board’s recommendations.

Your vote is important. Please do not hesitate to call 1-877-777-6017 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

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IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	As more fully explained in the Proxy Statement, the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) is seeking shareholder approval of a proposal to replace the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (“Names Rule”), with a new fundamental investment policy (“Proposal 1”) and a proposal to replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). In connection with the Proposals, the Board recently approved a change in the name of the Fund to “Schwab New York Municipal Money Fund” and certain other changes to the Fund’s principal investment strategies that would become effective upon shareholder approval of Proposals 1 and 2.

Q.	Why am I being asked to approve a new fundamental investment policy?

A.	At its meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment policy (one that may only be changed by the Board with shareholder approval) adopted pursuant to the Names Rule with a new fundamental investment policy. The new fundamental investment policy would remove the requirement for the Fund to invest 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented. However, because of certain changes to the tax laws since the Funds fundamental investment policy was adopted (as more fully discussed in the Proxy Statement), the AMT impacts a significantly smaller class of investors. For this reason, you are being asked to approve the change in the Fund’s fundamental investment policy.

Q.	Why am I being asked to approve a new non-fundamental investment objective?

A.	At its meeting held on December 10, 2014, the Board, including all of the Independent Trustees, as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective (one that may be changed only with shareholder approval) with a new non-fundamental investment objective (one that may be changed by the Board without shareholder approval). The Board believes that it is appropriate to change the Fund’s investment objective in order to better align the Fund’s investment objective with its new principal investment strategies. In addition, the proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

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Q.	Who is eligible to vote?

A.	Shareholders of record of the Fund as of December 29, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration of the Proposals, the Board, including all of the Independent Trustees, approved the Proposals and now recommends that you vote in favor of each Proposal. The factors considered by the Board in approving the Proposals and recommending that you approve each Proposal are discussed in more detail in the enclosed Proxy Statement.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon and the proposed changes to the Fund’s investment policy and investment objective can be implemented. Additionally, your immediate response on the enclosed proxy card(s) will ensure that no additional costs of any further solicitations for shareholder votes are incurred. We encourage all shareholders to participate in the governance of the Fund.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?

A.	The expenses associated with obtaining shareholder approval of the Proposals, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Proxy Statement will be borne by the Fund. Expenses for the Fund are estimated at $210,000.

Q.	What happens if a Proposal is not approved?

A.	If one of the Proposals is not approved, the Board will determine an appropriate course of action, which may include a re-solicitation for shareholder approval.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s).
Telephone:	Please call the number on the enclosed proxy card(s).
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the enclosed Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call us at 1-877-777-6017 between 9:30 a.m. and 9:00 p.m. (Eastern Time) Monday through Friday.

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW YORK AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 20, 2015

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Schwab New York AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time. The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The specifics of the proposals, which are more fully described in the enclosed Proxy Statement, are as follows:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record of the Fund at the close of business on December 29, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjourned or postponed session thereof. All Record Date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or over the Internet. Shareholders are encouraged to vote their shares by telephone or over the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, California 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

By Order of the Board of Directors,

Marie Chandoha
President and Chief Executive Officer
January 16, 2015

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE MEETING TO BE HELD ON MARCH 20, 2015

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.proxyvote.com.

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW YORK AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) and one of its series, Schwab New York AMT Tax-Free Money Fund (the “Fund”), for use at the special meeting of shareholders of the Fund to be held on March 20, 2015 at 9:00 a.m. (Pacific Time) at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105, and at any adjourned or postponed session(s) thereof (such meeting and any adjournments and postponements thereof are hereinafter referred to as, the “Meeting”).

Shareholders of record of the Fund at the close of business on December 29, 2014 are entitled to vote at the Meeting. The proxy card(s) and this Proxy Statement are being distributed to shareholders on or about January 16, 2015. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified.

At the Meeting, the shareholders of the Fund are being asked to: (i) replace the Fund’s fundamental investment policy (“80% Policy”) adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Names Rule”), with a new 80% Policy (“Proposal 1”); and (ii) replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). As discussed in more detail below, the Board of the Trust is asking that shareholders of the Fund approve the Proposals in connection with the Board’s approval to change the Fund’s name, investment objective, and principal investment strategies. The Fund currently has two share classes – Value Advantage Shares and Sweep Shares. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by: (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, CA 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Charles Schwab Investment Management, Inc. (“CSIM” or the “Adviser”) and The Charles Schwab Corporation (“Schwab”) or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, over the Internet or by telephone. The Trust and its affiliates will use Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), a third party solicitor, for solicitation of proxies. The Proxy Solicitor may solicit proxies in person, over the Internet or by telephone. The Board has authorized the payment of expenses incurred in connection with the Proposals, including the cost of soliciting proxies, whether or not the Proposals are approved by shareholders. The Fund will bear the costs and expenses related to the preparation and assembly of this Proxy Statement and all mailing and other expenses directly associated with the solicitation of proxies, which are expected to be approximately $210,000.

As of December 29, 2014, the total number of outstanding shares of the Fund was 2,001,380,197.19 shares. The total number of outstanding Value-Advantage Shares was 237,087,193.16, and the total number of outstanding Sweep Shares was 1,764,293,004.03.

BACKGROUND ON THE PROPOSALS

At a meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved: (i) a change in the name of the Fund to Schwab New York Municipal Money Fund; (ii) changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy; and (iii) replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective. You are being asked to approve the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule and fundamental investment objective.

If shareholders approve the Proposals, the Fund will no longer be required to invest at least 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). The AMT is a tax that may be required to be paid in addition to federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account. At its launch, the Fund was not restricted from holding securities subject to the AMT. However, the Fund changed its policies out of concern regarding the potential impact of the AMT on its shareholders in 2008. Since then, certain tax laws have changed, resulting in the AMT impacting a significantly smaller class of investors. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy adopted pursuant to the Names Rule so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Board is also seeking shareholder approval to align the Fund’s investment objective with the proposed changes to the Fund’s 80% policy and to change the Fund’s investment objective from fundamental to non-fundamental. The Board believes that the proposed changes to the Fund’s investment objective will provide the Board with greater flexibility in the future to avoid expenses associated with organizing a shareholder meeting when the Board deems a change to be in the best interests of the Fund’s shareholders. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

A summary of the specific changes that would result if you approve the Proposals—changes to the Fund’s name, principal investment strategies (including the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule) and fundamental investment objective—are provided below. A revised prospectus for the Fund will be filed with the Securities and Exchange Commission (“SEC”) to implement these changes. The final changes to the Fund may differ from the description shown below due to comments from the SEC’s staff or to other changes to the Fund’s investment policies not related to these Proposals.

	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Fund Name	Schwab New York AMT Tax-Free Money Fund	Schwab New York ~~AMT Tax-Free~~ Municipal Money Fund

Principal Investment Strategies	To pursue its goal, the fund invests in money market securities from New York issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment purchases.	To pursue its goal, the fund invests in money market securities from New York issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance construction or equipment

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Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York State income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.	purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New York State and local income tax.~~, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.~~

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New York tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and New York State income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.	The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New York tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and New York State income tax~~, including the AMT~~. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.	Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.	In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

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	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities ~~and municipal securities whose interest is subject to the AMT~~ as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Investment Objective	The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York State and local income tax.	The fund’s goal is to seek ~~the highest~~ current income that ~~is consistent with stability of capital and liquidity, and~~ is exempt from federal income and New York State and local income tax, consistent with preservation of capital and liquidity.

Names Policy	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York State income tax, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New York State and local income tax.~~, including the federal alternative minimum tax (AMT).~~

If Proposals 1 and 2 are approved by shareholders, the above changes will take effect along with the changes discussed in the Proposals, on or about April 30, 2015.

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PROPOSAL 1

AMENDMENT OF THE FUNDAMENTAL INVESTMENT POLICY TO INVEST 80% OF THE FUND’S NET ASSETS IN SECURITIES EXEMPT FROM THE AMT

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy. If Proposal 1 is approved by shareholders, the Fund’s fundamental investment policy would change as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York State income tax, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New York State and local income tax.~~, including the federal alternative minimum tax (AMT).~~

The Names Rule under the 1940 Act prohibits a fund from adopting a “materially deceptive and misleading name.” If a name suggests that a fund’s distributions are exempt from federal income tax or from both federal and state income tax, the fund must adopt a fundamental policy (one that cannot be changed without shareholder approval) to:

i.	invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or

ii.	invest, under normal circumstances its assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

Pursuant to the Names Rule, the Fund modified its 80% Policy in 2008 to restrict the Fund’s ability to invest in securities subject to the AMT. The AMT is a tax that may be required to be paid in addition to a shareholder’s regular federal income tax liability. The AMT was enacted to ensure that taxpayers with substantial economic income pay a minimum amount of federal income tax. Prior to the enactment of the AMT, Congress was concerned that certain high income taxpayers were utilizing deductions and other items of tax preference to reduce their total federal income tax liability to almost zero. In response, Congress designed the AMT as a parallel tax system that expands the amount of a taxpayer’s gross taxable income by adding back many items that are otherwise tax-free and disallowing numerous deductions. While the highest tax rates for the AMT are lower than the highest rates used under regular federal income tax rules, the total amount of available tax breaks is lower, which may result in higher taxable income for AMT tax purposes. If a shareholder’s total AMT liability is higher than that shareholder’s regular income tax liability, the shareholder would be required to pay the difference in addition to the regularly calculated federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account.

Since 2008, certain tax laws have changed resulting in the AMT impacting a significantly smaller class of investors. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Fund’s new 80% Policy, as outlined above, will remain fundamental, which means any future change will require shareholder approval. The Board and the Adviser believe that it is appropriate and in the best interests of the Fund’s shareholders to change the Fund’s 80% Policy in order to expand the Fund’s investment universe of

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permissible securities. It is believed that such an expansion will allow CSIM to have greater flexibility in managing the Fund. To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented.

If Proposal 1 is approved by shareholders, the changes to the Fund’s 80% Policy will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Implementation of Proposal 1 is not contingent on the approval of Proposal 2. If the shareholders of the Fund do not approve Proposal 1, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 1.

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PROPOSAL 2

REPLACEMENT OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE FUND WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective. If Proposal 2 is approved by shareholders, the Fund’s investment objective would change as follows:

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective (New Text Underlined and Deleted Text ~~Struck-Through~~)
The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York State and local income tax.	The fund’s goal is to seek ~~the highest~~ current income that is ~~consistent with stability of capital and liquidity, and is~~ exempt from federal income and New York State and local income tax consistent with preservation of capital and liquidity.

A fund is required under the 1940 Act to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and may explain a fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest.

The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as “fundamental,” meaning that it may be changed only with shareholder approval. If a fund’s investment objective may be changed without shareholder approval, the fund is required to disclose in its prospectus that the investment objective may be changed without shareholder approval.

The Fund currently has a fundamental investment objective, meaning that it may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act). Therefore, the Fund is required to solicit votes from its shareholders if the Board determines that a change to the investment objective is in the best interests of the Fund and its shareholders.

The Board and the Adviser believe that it is appropriate to change the Fund’s investment objective as proposed above in order to align it with the new principal investment strategies that the Fund’s portfolio management team would implement. In addition, seeking shareholder approval may be costly to the Fund. The proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

If Proposal 2 is approved by shareholders, the changes to the Fund’s investment objective will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

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Implementation of Proposal 2 is not contingent on the approval of Proposal 1. If the shareholders of the Fund do not approve Proposal 2, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 2.

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ADDITIONAL INFORMATION REGARDING THE FUND

Information Regarding the Trust’s and the Fund’s Investment Adviser, Principal Underwriter and Administrator. Charles Schwab Investment Management, Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the investment adviser and administrator for the Fund. Charles Schwab & Co., Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the principal underwriter for the Fund.

Control Persons. As of December 29, 2014, CSIM and its affiliates held of record approximately 100% of each of the outstanding Value Advantage Shares and outstanding Sweep Shares. CSIM will vote any shares of the Fund over which it has voting power in accordance with CSIM’s proxy voting policies, which require that such shares be voted at the Meeting in the same proportion as the vote of all other shareholders of the Fund.

Director and Executive Officer Fund Ownership. As of December 29, 2014, the Trust’s Trustees and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

5% Shareholders. As of December 29, 2014, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105, owned of record all of the shares of the Fund. As of December 29, 2014, the Fund’s records showed no shareholders as owning beneficially 5% or more of a class of the Fund’s shares, and the Fund does not know of any other person who owns beneficially 5% or more of a class of the Fund’s shares.

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Quorum. In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the aggregate number of shares of the Fund entitled to vote.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Because these shares will be counted as present, but not as voting in favor of a Proposal, abstentions and “broker non-votes” will have the same effect as a vote “against” a Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to a Proposal.

Adjournment and Postponement. In the event that a quorum to transact business is not present, the vote required to approve any Proposal is not obtained at the Meeting, or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board of Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Fund will bear the costs of any additional solicitation and any adjourned or postponed sessions.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Reports to Shareholders. The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to shareholders to any shareholder upon request. The Fund’s semi-annual and annual reports to shareholders may be obtained from the Fund by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105, by calling (800) 435-4000, or over the Internet at http://www.schwabfunds.com. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Proxy Statement unless the Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Fund will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address

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may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105 or by calling (800) 435-4000.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY. SHAREHOLDERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE OR OVER THE INTERNET

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PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80333-S26266	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the Proposals.	For	Against	Abstain

1.      To approve the replacement of Schwab New York AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

	☐	☐	☐

2. To approve the replacement of Schwab New York AMT Tax-Free Money Fund’s fundamental investment objective with a new non-fundamental investment objective.	☐	☐	☐

The implementation of either proposal is not dependent on the approval of the other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M80334-S26266

THE CHARLES SCHWAB FAMILY OF FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

SCHWAB NEW YORK AMT TAX-FREE MONEY FUND

March 20, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF THE CHARLES SCHWAB FAMILY OF FUNDS

This proxy is for your use in voting on various matters relating to Schwab New York AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Ellen Lee, Catherine MacGregor, Christine Pierangeli and Alexandra Riedel, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on March 20, 2015, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105 commencing at 9:00 a.m. Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.

This proxy, when properly executed, will be voted as indicated on the reverse. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You may also vote over the Internet or by telephone as described in the Proxy Statement.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

January 16, 2015

Dear Shareholder,

A special meeting of shareholders of Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105.

If you were a shareholder of record as of the close of business on December 29, 2014, you are entitled to vote at the Meeting and any adjournment(s) and postponement(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card(s), like the one enclosed. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or over the Internet as described on the enclosed proxy card(s).

The enclosed Proxy Statement is designed to give you detailed information relating to the proposals on which you are asked to vote. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The Board of Trustees of the Trust (the “Board”) recently approved proposals to change the Fund’s name, fundamental investment objective, and principal investment strategies. In connection therewith, the Board is seeking shareholder approval of the following proposals, as described in the attached Proxy Statement:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. We encourage you to support the Board’s recommendations.

Your vote is important. Please do not hesitate to call 1-877-777-6017 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

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IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	As more fully explained in the Proxy Statement, the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) is seeking shareholder approval of a proposal to replace the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (“Names Rule”), with a new fundamental investment policy (“Proposal 1”) and a proposal to replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). In connection with the Proposals, the Board recently approved a change in the name of the Fund to “Schwab New Jersey Municipal Money Fund” and certain other changes to the Fund’s principal investment strategies that would become effective upon shareholder approval of Proposals 1 and 2.

Q.	Why am I being asked to approve a new fundamental investment policy?

A.	At its meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment policy (one that may only be changed by the Board with shareholder approval) adopted pursuant to the Names Rule with a new fundamental investment policy. The new fundamental investment policy would remove the requirement for the Fund to invest 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented. However, because of certain changes to the tax laws since the Fund’s fundamental investment policy was adopted (as more fully discussed in the Proxy Statement), the AMT impacts a significantly smaller class of investors. In addition, because of changes in market conditions (as more fully discussed in the Proxy Statement), the Board believes that this change would allow the Fund greater flexibility in its investments by expanding the universe of securities in which it may invest. For these reasons, you are being asked to approve the change in the Fund’s fundamental investment policy.

Q.	Why am I being asked to approve a new non-fundamental investment objective?

A.

At its meeting held on December 10, 2014, the Board, including all of the Independent Trustees, as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective (one that may be changed only with shareholder approval) with a new non-fundamental investment objective (one that may be changed by the Board without shareholder approval). The Board believes that it is appropriate to change the Fund’s investment objective in order to better align the Fund’s investment objective with its new principal investment strategies. In addition, the proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

Q.	Who is eligible to vote?

A.	Shareholders of record of the Fund as of December 29, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration of the Proposals, the Board, including all of the Independent Trustees, approved the Proposals and now recommends that you vote in favor of each Proposal. The factors considered by the Board in approving the Proposals and recommending that you approve each Proposal are discussed in more detail in the enclosed Proxy Statement.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon and the proposed changes to the Fund’s investment policy and investment objective can be implemented. Additionally, your immediate response on the enclosed proxy card(s) will ensure that no additional costs of any further solicitations for shareholder votes are incurred. We encourage all shareholders to participate in the governance of the Fund.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?

A.	The expenses associated with obtaining shareholder approval of the Proposals, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Proxy Statement will be borne by the Fund. Expenses for the Fund are estimated at $140,000.

Q.	What happens if a Proposal is not approved?

A.	If one of the Proposals is not approved, the Board will determine an appropriate course of action, which may include a re-solicitation for shareholder approval.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s).
Telephone:	Please call the number on the enclosed proxy card(s).
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the enclosed Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call us at 1-877-777-6017 between 9:30 a.m. and 9:00 p.m. (Eastern Time) Monday through Friday.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 20, 2015

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time. The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The specifics of the proposals, which are more fully described in the enclosed Proxy Statement, are as follows:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record of the Fund at the close of business on December 29, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjourned or postponed session thereof. All Record Date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or over the Internet. Shareholders are encouraged to vote their shares by telephone or over the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, California 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

By Order of the Board of Directors,
Marie Chandoha President and Chief Executive Officer January 16, 2015

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MARCH 20, 2015

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.proxyvote.com.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) and one of its series, Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”), for use at the special meeting of shareholders of the Fund to be held on March 20, 2015 at 9:00 a.m. (Pacific Time) at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105, and at any adjourned or postponed session(s) thereof (such meeting and any adjournments and postponements thereof are hereinafter referred to as, the “Meeting”).

Shareholders of record of the Fund at the close of business on December 29, 2014 are entitled to vote at the Meeting. The proxy card(s) and this Proxy Statement are being distributed to shareholders on or about January 16, 2015. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified.

At the Meeting, the shareholders of the Fund are being asked to: (i) replace the Fund’s fundamental investment policy (“80% Policy”) adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Names Rule”), with a new 80% Policy (“Proposal 1”); and (ii) replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). As discussed in more detail below, the Board of the Trust is asking that shareholders of the Fund approve the Proposals in connection with the Board’s approval to change the Fund’s name, investment objective, and principal investment strategies. The Fund currently has one share class—Sweep Shares. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by: (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, CA 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Charles Schwab Investment Management, Inc. (“CSIM” or the “Adviser”) and The Charles Schwab Corporation (“Schwab”) or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, over the Internet or by telephone. The Trust and its affiliates will use Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), a third party solicitor, for solicitation of proxies. The Proxy Solicitor may solicit proxies in person, over the Internet or by telephone. The Board has authorized the payment of expenses incurred in connection with the Proposals, including the cost of soliciting proxies, whether or not the Proposals are approved by shareholders. The Fund will bear the costs and expenses related to the preparation and assembly of this Proxy Statement and all mailing and other expenses directly associated with the solicitation of proxies, which are expected to be approximately $140,000.

As of December 29, 2014, the total number of outstanding Sweep Shares of the Fund was 612,454,967.10.

BACKGROUND ON THE PROPOSALS

At a meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved: (i) a change in the name of the Fund to Schwab New Jersey Municipal Money Fund; (ii) changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy; and (iii) replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective. You are being asked to approve the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule and fundamental investment objective.

If shareholders approve the Proposals, the Fund will no longer be required to invest at least 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). The AMT is a tax that may be required to be paid in addition to federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account. At its launch, the Fund was not restricted from holding securities subject to the AMT. However, the Fund changed its policies out of concern regarding the potential impact of the AMT on its shareholders in 2008. Since then, certain tax laws have changed, resulting in the AMT impacting a significantly smaller class of investors. In addition, the recent supply of New Jersey money fund securities has diminished, making it challenging for the Fund to meet its current mandate. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy adopted pursuant to the Names Rule so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Board is also seeking shareholder approval to align the Fund’s investment objective with the proposed changes to the Fund’s 80% policy and to change the Fund’s investment objective from fundamental to non-fundamental. The Board believes that the proposed changes to the Fund’s investment objective will provide the Board with greater flexibility in the future to avoid expenses associated with organizing a shareholder meeting when the Board deems a change to be in the best interests of the Fund’s shareholders. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

A summary of the specific changes that would result if you approve the Proposals—changes to the Fund’s name, principal investment strategies (including the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule) and fundamental investment objective—are provided below. A revised prospectus for the Fund will be filed with the Securities and Exchange Commission (“SEC”) to implement these changes. The final changes to the Fund may differ from the description shown below due to comments from the SEC’s staff or to other changes to the Fund’s investment policies not related to these Proposals.

	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Fund Name	Schwab New Jersey AMT Tax-Free Money Fund	Schwab New Jersey ~~AMT Tax-Free~~ Municipal Money Fund
Principal Investment Strategies

To pursue its goal, the fund invests in money market securities from New Jersey issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases,

To pursue its goal, the fund invests in money market securities from New Jersey issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases,

Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)

which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New Jersey gross income tax, including the federal alternative minimum tax (AMT). The fund may also invest in municipal securities of issuers located outside of New Jersey. The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New Jersey tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and New Jersey gross income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

which may be used to finance construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New Jersey gross income tax~~, including the federal alternative minimum tax (AMT)~~. The fund may also invest in municipal securities of issuers located outside of New Jersey. ~~The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.~~

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New Jersey tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and New Jersey gross income tax~~, including the AMT.~~ These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable-and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities ~~and municipal securities whose interest is subject to the AMT~~ as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Investment Objective	The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax.	The fund’s goal is to seek ~~the highest~~ current income that is ~~consistent with stability of capital and liquidity, and is~~ exempt from federal income and New Jersey gross income tax, consistent with preservation of capital and liquidity.
Names Policy	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New Jersey gross income tax, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New Jersey gross income tax~~, including the federal alternative minimum tax (AMT)~~.

If Proposals 1 and 2 are approved by shareholders, the above changes will take effect along with the changes discussed in the Proposals, on or about April 30, 2015.

PROPOSAL 1

AMENDMENT OF THE FUNDAMENTAL INVESTMENT POLICY TO INVEST 80% OF THE FUND’S NET ASSETS IN SECURITIES EXEMPT FROM THE AMT

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy. If Proposal 1 is approved by shareholders, the Fund’s fundamental investment policy would change as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New Jersey gross income tax, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and New Jersey gross income tax~~, including the federal alternative minimum tax (AMT)~~.

The Names Rule under the 1940 Act prohibits a fund from adopting a “materially deceptive and misleading name.” If a name suggests that a fund’s distributions are exempt from federal income tax or from both federal and state income tax, the fund must adopt a fundamental policy (one that cannot be changed without shareholder approval) to:

i.	invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or

ii.	invest, under normal circumstances its assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

Pursuant to the Names Rule, the Fund modified its 80% Policy in 2008 to restrict the Fund’s ability to invest in securities subject to the AMT. The AMT is a tax that may be required to be paid in addition to a shareholder’s regular federal income tax liability. The AMT was enacted to ensure that taxpayers with substantial economic income pay a minimum amount of federal income tax. Prior to the enactment of the AMT, Congress was concerned that certain high income taxpayers were utilizing deductions and other items of tax preference to reduce their total federal income tax liability to almost zero. In response, Congress designed the AMT as a parallel tax system that expands the amount of a taxpayer’s gross taxable income by adding back many items that are otherwise tax-free and disallowing numerous deductions. While the highest tax rates for the AMT are lower than the highest rates used under regular federal income tax rules, the total amount of available tax breaks is lower, which may result in higher taxable income for AMT tax purposes. If a shareholder’s total AMT liability is higher than that shareholder’s regular income tax liability, the shareholder would be required to pay the difference in addition to the regularly calculated federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account.

Since 2008, certain tax laws have changed resulting in the AMT impacting a significantly smaller class of investors. In addition, the recent supply of New Jersey money fund securities has diminished, making it challenging for the Fund to meet its current mandate. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Fund’s new 80% Policy, as outlined above, will remain fundamental, which means any future change will require shareholder approval. The Board and the Adviser believe that it is appropriate and in the best interests of the Fund’s shareholders to change the Fund’s 80% Policy in order to expand the Fund’s investment universe of permissible securities. It is believed that such an expansion will allow CSIM to have greater flexibility in managing the Fund. To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented.

If Proposal 1 is approved by shareholders, the changes to the Fund’s 80% Policy will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Implementation of Proposal 1 is not contingent on the approval of Proposal 2. If the shareholders of the Fund do not approve Proposal 1, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 1.

PROPOSAL 2

REPLACEMENT OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE FUND WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective. If Proposal 2 is approved by shareholders, the Fund’s investment objective would change as follows:

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective (New Text Underlined and Deleted Text ~~Struck-Through~~)
The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax.	The fund’s goal is to seek ~~the highest~~ current income that is ~~consistent with stability of capital and liquidity, and is~~ exempt from federal income and New Jersey gross income tax consistent with preservation of capital and liquidity.

A fund is required under the 1940 Act to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and may explain a fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest.

The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as “fundamental,” meaning that it may be changed only with shareholder approval. If a fund’s investment objective may be changed without shareholder approval, the fund is required to disclose in its prospectus that the investment objective may be changed without shareholder approval.

The Fund currently has a fundamental investment objective, meaning that it may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act). Therefore, the Fund is required to solicit votes from its shareholders if the Board determines that a change to the investment objective is in the best interests of the Fund and its shareholders.

The Board and the Adviser believe that it is appropriate to change the Fund’s investment objective as proposed above in order to align it with the new principal investment strategies that the Fund’s portfolio management team would implement. In addition, seeking shareholder approval may be costly to the Fund. The proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

If Proposal 2 is approved by shareholders, the changes to the Fund’s investment objective will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Implementation of Proposal 2 is not contingent on the approval of Proposal 1. If the shareholders of the Fund do not approve Proposal 2, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 2.

ADDITIONAL INFORMATION REGARDING THE FUND

Information Regarding the Trust’s and the Fund’s Investment Adviser, Principal Underwriter and Administrator. Charles Schwab Investment Management, Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the investment adviser and administrator for the Fund. Charles Schwab & Co., Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the principal underwriter for the Fund.

Control Persons. As of December 29, 2014, CSIM and its affiliates held of record approximately 100% of the outstanding shares of the Fund. CSIM will vote any shares of the Fund over which it has voting power in accordance with CSIM’s proxy voting policies, which require that such shares be voted at the Meeting in the same proportion as the vote of all other shareholders of the Fund.

Director and Executive Officer Fund Ownership. As of December 29, 2014, the Trust’s Trustees and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

5% Shareholders. As of December 29, 2014, Charles Schwab & Co., Inc, 211 Main Street, San Francisco, CA 94105, owned of record all of the shares of the Fund. As of December 29, 2014, the Fund’s records showed no shareholders as owning beneficially 5% or more of the Fund’s shares, and the Fund does not know of any other person who owns beneficially 5% or more of the Fund’s shares.

Quorum. In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the aggregate number of shares of the Fund entitled to vote.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Because these shares will be counted as present, but not as voting in favor of a Proposal, abstentions and “broker non-votes” will have the same effect as a vote “against” a Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to a Proposal.

Adjournment and Postponement. In the event that a quorum to transact business is not present, the vote required to approve any Proposal is not obtained at the Meeting, or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board of Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Fund will bear the costs of any additional solicitation and any adjourned or postponed sessions.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Reports to Shareholders. The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to shareholders to any shareholder upon request. The Fund’s semi-annual and annual reports to shareholders may be obtained from the Fund by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105, by calling (800) 435-4000, or over the Internet at http://www.schwabfunds.com. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Proxy Statement unless the Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Fund will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105 or by calling (800) 435-4000.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY. SHAREHOLDERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE OR OVER THE INTERNET

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80360-S26267	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the Proposals.	For	Against	Abstain

1.      To approve the replacement of Schwab New Jersey AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

	☐	☐	☐

2. To approve the replacement of Schwab New Jersey AMT Tax-Free Money Fund’s fundamental investment objective with a new non-fundamental investment objective.	☐	☐	☐

The implementation of either proposal is not dependent on the approval of the other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M80361-S26267

THE CHARLES SCHWAB FAMILY OF FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND

March 20, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF THE CHARLES SCHWAB FAMILY OF FUNDS

This proxy is for your use in voting on various matters relating to Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Ellen Lee, Catherine MacGregor, Christine Pierangeli and Alexandra Rieder, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on March 20, 2015, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105 commencing at 9:00 a.m. Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.

This proxy, when properly executed, will be voted as indicated on the reverse. If you sign without otherwise indicating a vote on a proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees. You may also vote over the Internet or by telephone as described in the Proxy Statement.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

January 16, 2015

Dear Shareholder,

A special meeting of shareholders of Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105.

If you were a shareholder of record as of the close of business on December 29, 2014, you are entitled to vote at the Meeting and any adjournment(s) and postponement(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card(s), like the one enclosed. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or over the Internet as described on the enclosed proxy card(s).

The enclosed Proxy Statement is designed to give you detailed information relating to the proposals on which you are asked to vote. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The Board of Trustees of the Trust (the “Board”) recently approved proposals to change the Fund’s name, fundamental investment objective, and principal investment strategies. In connection therewith, the Board is seeking shareholder approval of the following proposals, as described in the attached Proxy Statement:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. We encourage you to support the Board’s recommendations.

Your vote is important. Please do not hesitate to call 1-877-777-6017 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

Sincerely,
Marie Chandoha President and Chief Executive Officer

i

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	As more fully explained in the Proxy Statement, the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) is seeking shareholder approval of a proposal to replace the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (“Names Rule”), with a new fundamental investment policy (“Proposal 1”) and a proposal to replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). In connection with the Proposals, the Board recently approved a change in the name of the Fund to “Schwab Massachusetts Municipal Money Fund” and certain other changes to the Fund’s principal investment strategies that would become effective upon shareholder approval of Proposals 1 and 2.

Q.	Why am I being asked to approve a new fundamental investment policy?

A.	At its meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment policy (one that may only be changed by the Board with shareholder approval) adopted pursuant to the Names Rule with a new fundamental investment policy. The new fundamental investment policy would remove the requirement for the Fund to invest 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented. However, because of certain changes to the tax laws since the Fund’s fundamental investment policy was adopted (as more fully discussed in the Proxy Statement), the AMT impacts a significantly smaller class of investors. In addition, because of changes in market conditions (as more fully discussed in the Proxy Statement), the Board believes that this change would allow the Fund greater flexibility in its investments by expanding the universe of securities in which it may invest. For these reasons, you are being asked to approve the change in the Fund’s fundamental investment policy.

Q.	Why am I being asked to approve a new non-fundamental investment objective?

A.	At its meeting held on December 10, 2014, the Board, including all of the Independent Trustees, as that term is defined in the 1940 Act, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective (one that may be changed only with shareholder approval) with a new non-fundamental investment objective (one that may be changed by the Board without shareholder approval). The Board believes that it is appropriate to change the Fund’s investment objective in order to better align the Fund’s investment objective with its new principal investment strategies. In addition, the proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

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Q.	Who is eligible to vote?

A.	Shareholders of record of the Fund as of December 29, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration of the Proposals, the Board, including all of the Independent Trustees, approved the Proposals and now recommends that you vote in favor of each Proposal. The factors considered by the Board in approving the Proposals and recommending that you approve each Proposal are discussed in more detail in the enclosed Proxy Statement.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon and the proposed changes to the Fund’s investment policy and investment objective can be implemented. Additionally, your immediate response on the enclosed proxy card(s) will ensure that no additional costs of any further solicitations for shareholder votes are incurred. We encourage all shareholders to participate in the governance of the Fund.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?

A.	The expenses associated with obtaining shareholder approval of the Proposals, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Proxy Statement will be borne by the Fund. Expenses for the Fund are estimated at $140,000.

Q.	What happens if a Proposal is not approved?

A.	If one of the Proposals is not approved, the Board will determine an appropriate course of action, which may include a re-solicitation for shareholder approval.

Q.	How do I vote my shares?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s).
Telephone:	Please call the number on the enclosed proxy card(s).
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the enclosed Proxy Statement thoroughly before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call us at 1-877-777-6017 between 9:30 a.m. and 9:00 p.m. (Eastern Time) Monday through Friday.

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 20, 2015

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”), has been scheduled for March 20, 2015 at 9:00 a.m. Pacific Time. The Meeting will be held at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) or postponement(s) thereof. The specifics of the proposals, which are more fully described in the enclosed Proxy Statement, are as follows:

PROPOSAL 1:	To approve the replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 with a new fundamental investment policy.

PROPOSAL 2:	To approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record of the Fund at the close of business on December 29, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjourned or postponed session thereof. All Record Date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or over the Internet. Shareholders are encouraged to vote their shares by telephone or over the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, California 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof.

By Order of the Board of Directors,
Marie Chandoha
President and Chief Executive Officer
January 16, 2015

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MARCH 20, 2015

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at www.proxyvote.com.

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THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND

211 Main Street

San Francisco, California 94105

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Charles Schwab Family of Funds (the “Trust”) and one of its series, Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”), for use at the special meeting of shareholders of the Fund to be held on March 20, 2015 at 9:00 a.m. (Pacific Time) at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105, and at any adjourned or postponed session(s) thereof (such meeting and any adjournments and postponements thereof are hereinafter referred to as, the “Meeting”).

Shareholders of record of the Fund at the close of business on December 29, 2014 are entitled to vote at the Meeting. The proxy card(s) and this Proxy Statement are being distributed to shareholders on or about January 16, 2015. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified.

At the Meeting, the shareholders of the Fund are being asked to: (i) replace the Fund’s fundamental investment policy (“80% Policy”) adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Names Rule”), with a new 80% Policy (“Proposal 1”); and (ii) replace the Fund’s fundamental investment objective with a new non-fundamental investment objective (“Proposal 2” and together with Proposal 1, the “Proposals”). As discussed in more detail below, the Board of the Trust is asking that shareholders of the Fund approve the Proposals in connection with the Board’s approval to change the Fund’s name, investment objective, and principal investment strategies. The Fund currently has one share class—Sweep Shares. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy card with respect to a Proposal, shares will be voted FOR the Proposal. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned or postponed session(s) thereof. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by: (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 211 Main Street, San Francisco, CA 94105; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Charles Schwab Investment Management, Inc. (“CSIM” or the “Adviser”) and The Charles Schwab Corporation (“Schwab”) or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, over the Internet or by telephone. The Trust and its affiliates will use Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), a third party solicitor, for solicitation of proxies. The Proxy Solicitor may solicit proxies in person, over the Internet or by telephone. The Board has authorized the payment of expenses incurred in connection with the Proposals, including the cost of soliciting proxies, whether or not the Proposals are approved by shareholders. The Fund will bear the costs and expenses related to the preparation and assembly of this Proxy Statement and all mailing and other expenses directly associated with the solicitation of proxies, which are expected to be approximately $140,000.

As of December 29, 2014, the total number of outstanding Sweep Shares of the Fund was 438,535,944.39.

BACKGROUND ON THE PROPOSALS

At a meeting held on December 10, 2014, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the 1940 Act, unanimously approved: (i) a change in the name of the Fund to Schwab Massachusetts Municipal Money Fund; (ii) changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy; and (iii) replacement of the fund’s fundamental investment objective with a new non-fundamental investment objective. You are being asked to approve the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule and fundamental investment objective.

If shareholders approve the Proposals, the Fund will no longer be required to invest at least 80% of its net assets in municipal securities exempt from the Alternative Minimum Tax (“AMT”). The AMT is a tax that may be required to be paid in addition to federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account. At its launch, the Fund was not restricted from holding securities subject to the AMT. However, the Fund changed its policies out of concern regarding the potential impact of the AMT on its shareholders in 2008. Since then, certain tax laws have changed, resulting in the AMT impacting a significantly smaller class of investors. In addition, the recent supply of Massachusetts money fund securities has diminished, making it challenging for the Fund to meets its current mandate. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy adopted pursuant to the Names Rule so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Board is also seeking shareholder approval to align the Fund’s investment objective with the proposed changes to the Fund’s 80% policy and to change the Fund’s investment objective from fundamental to non-fundamental. The Board believes that the proposed changes to the Fund’s investment objective will provide the Board with greater flexibility in the future to avoid expenses associated with organizing a shareholder meeting when the Board deems a change to be in the best interests of the Fund’s shareholders. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

A summary of the specific changes that would result if you approve the Proposals – changes to the Fund’s name, principal investment strategies (including the changes to the Fund’s 80% Policy adopted pursuant to the Names Rule) and fundamental investment objective – are provided below. A revised prospectus for the Fund will be filed with the Securities and Exchange Commission (“SEC”) to implement these changes. The final changes to the Fund may differ from the description shown below due to comments from the SEC’s staff or to other changes to the Fund’s investment policies not related to these Proposals.

	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Fund Name	Schwab Massachusetts AMT Tax- Free Money Fund	Schwab Massachusetts ~~AMT Tax-Free~~ Municipal Money Fund

Principal Investment Strategies

To pursue its goal, the fund invests in money market securities from Massachusetts issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance

To pursue its goal, the fund invests in money market securities from Massachusetts issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes; revenue bonds, which typically are backed by a stream of revenue from a given source, such as a public water system or hospital; municipal commercial paper and municipal notes; and municipal leases, which may be used to finance

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Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)

construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Massachusetts personal income tax, including the federal alternative minimum tax (AMT). The fund may also invest in municipal securities of issuers located outside of Massachusetts. The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of Massachusetts tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and Massachusetts personal income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating- rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

construction or equipment purchases. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and Massachusetts personal income tax~~, including the federal alternative minimum tax (AMT)~~. The fund may also invest in municipal securities of issuers located outside of Massachusetts. ~~The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.~~

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of Massachusetts tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and Massachusetts personal income tax~~, including the AMT~~. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

Many of the fund’s securities will be subject to credit or liquidity enhancements from U.S. and/or non-U.S. entities, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

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	Current	Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities ~~and municipal securities whose interest is subject to the AMT~~ as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Investment Objective	The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Massachusetts personal income tax.	The fund’s goal is to seek the highest current income that is ~~consistent with stability of capital and liquidity, and~~ exempt from federal income and Massachusetts personal income tax, consistent with preservation of capital and liquidity.

Names Policy	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Massachusetts personal income, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and Massachusetts personal income tax~~, including the federal alternative minimum tax (AMT)~~.

If Proposals 1 and 2 are approved by shareholders, the above changes will take effect along with the changes discussed in the Proposals, on or about April 30, 2015.

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PROPOSAL 1

AMENDMENT OF THE FUNDAMENTAL INVESTMENT POLICY TO INVEST 80% OF THE FUND’S NET ASSETS IN SECURITIES EXEMPT FROM THE AMT

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the changes to the Fund’s principal investment strategies, including the replacement of the Fund’s 80% Policy adopted pursuant to the Names Rule with a new 80% Policy. If Proposal 1 is approved by shareholders, the Fund’s fundamental investment policy would change as follows:

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy Proposed Changes (New Text Underlined and Deleted Text ~~Struck-Through~~)
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Massachusetts personal income tax, including the federal alternative minimum tax (AMT).	Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income and Massachusetts personal income tax~~, including the federal alternative minimum tax (AMT)~~.

The Names Rule under the 1940 Act prohibits a fund from adopting a “materially deceptive and misleading name.” If a name suggests that a fund’s distributions are exempt from federal income tax or from both federal and state income tax, the fund must adopt a fundamental policy (one that cannot be changed without shareholder approval) to:

i.	invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or

ii.	invest, under normal circumstances its assets so that at least 80% of the income that it distributes will be exempt, as applicable, from federal income tax or from both federal and state income tax.

Pursuant to the Names Rule, the Fund modified its 80% Policy in 2008 to restrict the Fund’s ability to invest in securities subject to the AMT. The AMT is a tax that may be required to be paid in addition to a shareholder’s regular federal income tax liability. The AMT was enacted to ensure that taxpayers with substantial economic income pay a minimum amount of federal income tax. Prior to the enactment of the AMT, Congress was concerned that certain high income taxpayers were utilizing deductions and other items of tax preference to reduce their total federal income tax liability to almost zero. In response, Congress designed the AMT as a parallel tax system that expands the amount of a taxpayer’s gross taxable income by adding back many items that are otherwise tax-free and disallowing numerous deductions. While the highest tax rates for the AMT are lower than the highest rates used under regular federal income tax rules, the total amount of available tax breaks is lower, which may result in higher taxable income for AMT tax purposes. If a shareholder’s total AMT liability is higher than that shareholder’s regular income tax liability, the shareholder would be required to pay the difference in addition to the regularly calculated federal income tax. For purposes of determining AMT liability, interest on certain bonds, such as “private-activity” bonds that are sold by municipalities to finance private projects such as airports or sports stadiums, are taken into account.

Since 2008, certain tax laws have changed resulting in the AMT impacting a significantly smaller class of investors. In addition, the recent supply of Massachusetts money fund securities has diminished, making it challenging for the Fund to meet its current mandate. Based on these considerations, the Board is requesting your approval to revise the Fund’s 80% Policy so that it is no longer required to invest at least 80% of its net assets in securities exempt from the AMT. The Fund’s new 80% Policy, as outlined above, will remain fundamental,

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which means any future change will require shareholder approval. The Board and the Adviser believe that it is appropriate and in the best interests of the Fund’s shareholders to change the Fund’s 80% Policy in order to expand the Fund’s investment universe of permissible securities. It is believed that such an expansion will allow CSIM to have greater flexibility in managing the Fund. To the extent the Fund invests in securities subject to the AMT, shareholders who are subject to the AMT will generally be subject to a higher level of taxes than they otherwise would had Proposal 1 not been implemented.

If Proposal 1 is approved by shareholders, the changes to the Fund’s 80% Policy will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Implementation of Proposal 1 is not contingent on the approval of Proposal 2. If the shareholders of the Fund do not approve Proposal 1, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 1.

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PROPOSAL 2

REPLACEMENT OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE FUND WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE

At a meeting held on December 10, 2014, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective. If Proposal 2 is approved by shareholders, the Fund’s investment objective would change as follows:

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective (New Text Underlined and Deleted Text ~~Struck-Through~~)
The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Massachusetts personal income tax.	The fund’s goal is to seek ~~the highest~~ current income that is ~~consistent with stability of capital and liquidity, and~~ exempt from federal income and Massachusetts personal income tax consistent with preservation of capital and liquidity.

A fund is required under the 1940 Act to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and may explain a fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest.

The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as “fundamental,” meaning that it may be changed only with shareholder approval. If a fund’s investment objective may be changed without shareholder approval, the fund is required to disclose in its prospectus that the investment objective may be changed without shareholder approval.

The Fund currently has a fundamental investment objective, meaning that it may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act). Therefore, the Fund is required to solicit votes from its shareholders if the Board determines that a change to the investment objective is in the best interests of the Fund and its shareholders.

The Board and the Adviser believe that it is appropriate to change the Fund’s investment objective as proposed above in order to align it with the new principal investment strategies that the Fund’s portfolio management team would implement. In addition, seeking shareholder approval may be costly to the Fund. The proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation. If shareholders approve Proposal 2, the Fund also would disclose in the Fund’s prospectus that the investment objective of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders.

If Proposal 2 is approved by shareholders, the changes to the Fund’s investment objective will take effect on or about April 30, 2015.

Voting Requirements for the Proposal. The approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

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Implementation of Proposal 2 is not contingent on the approval of Proposal 1. If the shareholders of the Fund do not approve Proposal 2, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Trustees Unanimously Recommend that Shareholders of the Fund Vote “FOR” Proposal 2.

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ADDITIONAL INFORMATION REGARDING THE FUND

Information Regarding the Trust’s and the Fund’s Investment Adviser, Principal Underwriter and Administrator. Charles Schwab Investment Management, Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the investment adviser and administrator for the Fund. Charles Schwab & Co., Inc., which is located at 211 Main Street, San Francisco, California 94105, serves as the principal underwriter for the Fund.

Control Persons. As of December 29, 2014, CSIM and its affiliates held of record approximately 100% of the outstanding shares of the Fund. CSIM will vote any shares of the Fund over which it has voting power in accordance with CSIM’s proxy voting policies, which require that such shares be voted at the Meeting in the same proportion as the vote of all other shareholders of the Fund.

Director and Executive Officer Fund Ownership. As of December 29, 2014, the Trust’s Trustees and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

5% Shareholders. As of December 29, 2014, Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA 94105, owned of record all of the shares of the Fund. As of December 29, 2014, the Fund’s record showed no shareholders as owning beneficially 5% or more of the Fund’s shares, and the Fund does not know of any other person who owns beneficially 5% or more of the Fund’s shares.

Quorum. In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. A quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the aggregate number of shares of the Fund entitled to vote.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Because these shares will be counted as present, but not as voting in favor of a Proposal, abstentions and “broker non-votes” will have the same effect as a vote “against” a Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to a Proposal.

Adjournment and Postponement. In the event that a quorum to transact business is not present, the vote required to approve any Proposal is not obtained at the Meeting, or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned. The Trust’s Board of Trustees may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Fund will bear the costs of any additional solicitation and any adjourned or postponed sessions.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

9

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at 211 Main Street, San Francisco, California 94105 within a reasonable time before such meeting.

Reports to Shareholders. The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to shareholders to any shareholder upon request. The Fund’s semi-annual and annual reports to shareholders may be obtained from the Fund by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105, by calling (800) 435-4000, or over the Internet at http://www.schwabfunds.com. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Proxy Statement unless the Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Fund will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at The Charles Schwab Family of Funds, 211 Main Street, San Francisco, California 94105 or by calling (800) 435-4000.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY. SHAREHOLDERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE OR OVER THE INTERNET

10

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80362-S26268	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the Proposals.	For	Against	Abstain

1.      To approve the replacement of Schwab Massachusetts AMT Tax-Free Money Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy.

	☐	☐	☐

2. To approve the replacement of Schwab Massachusetts AMT Tax-Free Money Fund’s fundamental investment objective with a new non-fundamental investment objective.	☐	☐	☐

The implementation of either proposal is not dependent on the approval of the other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M80363-S26268

THE CHARLES SCHWAB FAMILY OF FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND

March 20, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

OF THE CHARLES SCHWAB FAMILY OF FUNDS

This proxy is for your use in voting on various matters relating to Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”), a series of The Charles Schwab Family of Funds (the “Trust”). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Ellen Lee, Catherine MacGregor, Christine Pierangeli and Alexandra Riedel, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on March 20, 2015, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California 94105 commencing at 9:00 a.m. Pacific time and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.

This proxy, when properly executed, will be voted as indicated on the reverse. If you sign without otherwise indicating a vote on a proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 2015.